UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

SILGAN HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22117	06-1269834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 975-7110

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events.

Item 8.01.	Other Events.

On April 13, 2011, Silgan Holdings Inc., a Delaware corporation, or Silgan, announced that it had entered into an Agreement and Plan of Merger, or the Merger Agreement, dated as of April 12, 2011, with Graham Packaging Company, Inc., or Graham, providing for the acquisition of Graham by Silgan (the “Merger”). Silgan will be providing supplemental information regarding the Merger in connection with a presentation to investors, or the Investor Presentation. The slides to be used in connection with this Investor Presentation are attached hereto as Exhibit 99.1. Additionally, Silgan issued a press release and sent a letter to all Silgan employees regarding the proposed merger. Silgan Plastics LLC, a wholly-owned subsidiary of Silgan, also sent a letter to all of its and its subsidiaries’ employees regarding the proposed Merger. Copies of the press release, the letter to all Silgan employees, and the letter to all employees of Silgan Plastics LLC and its subsidiaries are attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively.

The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

Forward Looking Statements

Information provided and statements contained in this document that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this document, and Silgan and Graham assume no obligation to update the information included in this document. Such forward-looking statements include information concerning Silgan’s or Graham’s possible or assumed future results of operations. These statements often include words such as “approximately,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions and may include, but are not limited to, statements about the benefits of the proposed merger between Silgan and Graham, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical fact. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Silgan’s and Graham’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Silgan’s and Graham’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the foreign countries in which Silgan and Graham do business; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the risk that a regulatory approval may be obtained subject to conditions; the risk that financing for the transaction may not be available on favorable terms; and Silgan’s and Graham’s ability to accurately predict future market conditions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Silgan’s 2010 Annual Report on Form 10-K, Graham’s 2010 Annual Report on Form 10-K and each company’s other filings with the SEC available at the SEC’s website (http://www.sec.gov). Although Silgan and Graham believe that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, Silgan and Graham also disclaim any obligation to update their view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this document.

Additional Information and Where to Find It

The proposed merger transaction involving Silgan and Graham will be submitted to the respective stockholders of Silgan and Graham for their consideration. In connection with the proposed merger, Silgan will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Silgan and Graham to be filed with the Securities and Exchange Commission (the “SEC”), and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC as well. Silgan and Graham urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov, from Silgan at 4 Landmark Square, Suite 400, Stamford, CT 06901, or from Graham at 2401 Pleasant Valley Road, York, PA 17402.

Participants in Solicitation

Silgan, Graham and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Silgan and Graham in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Silgan and Graham in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Silgan’s executive officers and directors in its definitive proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 29, 2010. You can find more information about Graham’s executive officers and directors in its definitive proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 30, 2010. You can obtain free copies of these documents from Silgan and Graham using the contact information above.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation Slides, dated April 13, 2011.

99.2	Press Release, dated April 13, 2011, announcing the entering into of the Merger Agreement providing for Silgan’s acquisition of Graham.

99.3	Letter to all Silgan Employees regarding the proposed merger on April 13, 2011.

99.4	Letter to employees of Silgan Plastics LLC and its subsidiaries regarding the proposed merger on April 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ FRANK W. HOGAN, III
Frank W. Hogan, III
Senior Vice President, General Counsel and Secretary

Date: April 13, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Investor Presentation Slides, dated April 13, 2011.

99.2	Press Release, dated April 13, 2011, announcing the entering into of the Merger Agreement providing for Silgan’s acquisition of Graham.

99.3	Letter to all Silgan employees regarding the proposed merger on April 13, 2011.

99.4	Letter to employees of Silgan Plastics LLC and its subsidiaries regarding the proposed merger on April 13, 2011.

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